THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 2000

Principal
 Amount                                                                            Value
---------                                                                      ------------
             VARIABLE FLOATING NOTES (1.6%)
             Carco Auto Loan Master Trust Series 1999-2 Class A1
$ 100,000      6.690%, 05/17/2004 ..........................................    $    99,898
             Chase Credit Card Master Trust Series 1998-5 Class A
  100,000      6.780%, 01/15/2006 ..........................................        100,218
             First USA Credit Card Master Trust Series 1996-6 Class A
  100,000      6.760%, 07/10/2006 ..........................................         99,961
             MBNA Master Credit Card Master Trust Series 1996-J Class A
  100,000      6.770%, 02/15/2006 ..........................................        100,191
             MBNA Master Credit Card Master Trust Series 1996-K Class A
  100,000      6.750%, 03/15/2006 ..........................................        100,136
                                                                                -----------
                Total Variable Floating Notes
                 (identified cost $500,253) ................................        500,404
                                                                                -----------

             TENNESSEE VALLEY AUTHORITY NOTES (1.0%)
  327,003    3.375%, 1/15/2007 (identified cost $317,908)* .................        309,194
                                                                                -----------

             U.S. TREASURY NOTES AND BONDS (84.1%)
4,812,394    3.375%, 1/15/2007* ............................................      4,687,575
7,237,996    3.625%, 1/15/2008* ............................................      7,122,644
4,134,289    3.625%, 4/15/2028* ............................................      3,972,796
1,693,659    4.250%, 1/15/2010* ............................................      1,744,997
5,747,438    3.875%, 1/15/2009* ............................................      5,749,231
3,387,895    3.875%, 4/15/2029* ............................................      3,401,660
                                                                                -----------
                Total U.S. Treasury Notes and Bonds
                 (identified cost $26,189,032) .............................     26,678,903
                                                                                -----------

             REPURCHASE AGREEMENTS (11.6%)
3,700,000    Salomon Brothers, Inc., 6.250%, 11/01/2000
                 (Agreement dated 10/31/2000 collateralized by $3,766,000
                 Treasury Notes 5.50%, due 8/31/2001; $3,700,642
                 to be received upon maturity) (identified cost $3,700,000) ..   3,700,000
                                                                                -----------

TOTAL INVESTMENTS (identified cost $30,707,193) (a) ............    98.3%        31,188,501
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .................     1.7            551,480
                                                                   -----        -----------
   NET ASSETS ..................................................   100.0%       $31,739,981
                                                                   =====        ===========

-----------
(a) The aggregate cost for federal income tax purposes is $30,772,826, the aggregate gross unrealized appreciation is $424,560, and the aggregate gross unrealized depreciation is $8,885, resulting in net unrealized appreciation of $415,675.

*    Inflation Protected Security.

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
   Investments in securities, at value (identified cost
     $30,707,193) ..............................................    $31,188,501
   Cash ........................................................        127,712
   Receivables for:
     Capital stock sold ........................................        220,102
     Interest ..................................................        234,013
                                                                    -----------
          Total Assets .........................................     31,770,328
                                                                    -----------

LIABILITIES:
   Payables for:
     Capital stock redeemed ....................................             65
     Expense payment fee .......................................         25,612
     Administrative fee ........................................          4,670
                                                                    -----------
          Total Liabilities ....................................         30,347
                                                                    -----------

NET ASSETS .....................................................    $31,739,981
                                                                    ===========

   Net Assets Consist of:
     Paid-in capital ...........................................    $31,835,103
     Undistributed net investment income .......................         11,730
     Accumulated net realized loss .............................       (588,160)
     Net unrealized appreciation ...............................        481,308
                                                                    -----------

Net Assets .....................................................    $31,739,981
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE
  ($31,739,981 / 3,297,114 shares) .............................          $9.63
                                                                          =====

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                             STATEMENT OF OPERATIONS
                                October 31, 2000


NET INVESTMENT INCOME:
   Income:
     Interest ...................................................     $1,217,606
                                                                      ----------
   Expenses:
     Expense payment fee ........................................         97,047
     Administrative fee .........................................         17,658
                                                                      ----------
        Total Expenses ............................................      114,705
                                                                      ----------
        Net Investment Income .....................................    1,102,901
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN:
     Net realized gain on investments and foreign exchange
       transactions .............................................        160,959
     Net change in unrealized appreciation on investments .......        598,695
                                                                      ----------
       Net Realized and Unrealized Gain .........................        759,654
                                                                      ----------
     Net Increase in Net Assets Resulting From Operations .......     $1,862,555
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         For the years ended October 31,
                                                                        ---------------------------------
                                                                            2000                 1999
                                                                        -----------           -----------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
        Net investment income .......................................   $ 1,102,901           $   639,065
        Net realized gain (loss) on investments and foreign
          exchange transactions .....................................       160,959              (198,319)
        Net change in unrealized appreciation (depreciation) on
          investments ...............................................       598,695              (143,850)
                                                                       ------------           -----------
        Net increase in net assets resulting from operations ........     1,862,555               296,896
                                                                       ------------           -----------

   Dividends and distributions declared:
          From net investment income ................................    (1,097,961)             (638,362)
                                                                       ------------           -----------

   Capital transactions (Note 4):
        Net proceeds from sales of capital stock ....................    23,802,988             3,568,054
        Net asset value of capital stock issued to shareholders
          in reinvestment of dividends and distributions ............       225,779                86,968
        Net cost of capital stock redeemed ..........................    (4,842,039)           (4,118,741)
                                                                       ------------           -----------
          Net increase (decrease) in net assets resulting from
             capital transactions ...................................    19,186,728              (463,719)
                                                                       ------------           -----------

          Total increase (decrease) in net assets ...................    19,951,322              (805,185)
                                                                       ------------           -----------

NET ASSETS:
   Beginning of year ................................................    11,788,659            12,593,844
                                                                       ------------           -----------
   End of year (including undistributed net investment income
    of $11,730 and $0, respectively) ................................   $31,739,981           $11,788,659
                                                                        ===========           ===========

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

           Selected per share data and ratios for a share outstanding throughout each period


                                                          For the years ended October 31,
                                               ---------------------------------------------------
                                                 2000     1999         1998       1997        1996
                                               -------  ---------   ---------   ---------  -------
Net asset value, beginning of period .......   $  9.26  $    9.52   $  9.51     $  9.67    $  9.76

Income from investment operations:
   Net investment income ...................      0.60       0.48      0.45        0.48       0.55
   Net realized and unrealized gain (loss) .      0.37      (0.26)     0.01       (0.16)     (0.09)

Less dividends and distributions:
   From net investment income ..............     (0.60)     (0.48)    (0.45)      (0.48)     (0.55)
                                               -------     ------   -------     -------    -------

Net asset value, end of year ...............   $  9.63    $  9.26   $  9.52     $  9.51    $  9.67
                                               =======    =======   =======     =======    =======

TOTAL RETURN(1) ............................     10.83%      2.43%     4.98%       3.40%      4.88%

Ratios/Supplemental data:
   Net assets, end of period (000's omitted)   $31,740    $11,789   $12,594     $13,744    $16,821
   Expenses as a percentage of average
     net assets1 ...........................      0.65%      0.65%     0.65%       0.73%      0.85%
   Ratio of net investment income to average
     net assets ............................      6.25%      5.14      4.48%       4.99%      5.73%
   Portfolio turnover rate .................       327%       899%      305%        372%       114%

----------
(1) Had the expese payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

      Ratio of expenses to average
        net assets                                1.19%      1.19%     1.15%       1.24%      1.40%
      Total return                               10.29%      1.89%     4.45%       2.89%      4.33%

      Furthermore, the ratio of expenses to average net assets for the years ended October 31, 2000, 1999, 1998, 1997, and 1996, reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.20%, 1.20%, 1.15%, 1.26%, and 1.42%, respectively.

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Inflation-Indexed Securities Fund (formerly The 59 Wall Street Short/Intermediate Fixed Income Fund) (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. Effective March 1, 1997, the Fund changed its name to The 59 Wall Street Inflation-Indexed Securities Fund.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of lnvestments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net investment income and net realized gains. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax classifications. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

            D. Forward Foreign Currency Exchange  Contracts.  The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the funds are determined using forward currency exchange rates supplied by a quotation service.

            E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman (the "Adviser") for which the Adviser receives a fee from calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 2000, the Fund incurred $17,658 for administrative services.

      Custody Fee. The Corporation has a custody agreement with Brown Brothers Harriman (the "Custodian") for which the Custodian receives a fee calculated and paid monthly. Custody fees for the Fund were reduced by $2,613 as a result of an expense offset arrangements with the Fund's custodian.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman for which Brown Brothers Harriman receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of the Fund's average daily net assets. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed annual rate of 0.85% of the average daily net assets of the fund. For the year ended October 31, 2000, 59 Wall Street Administrators, Inc. incurred $192,308 in expenses, including investment advisory fees of $44,145, shareholder servicing/eligible institution fees of $44,145 and custody fees of $7,082 paid to Brown Brothers Harriman on behalf of the Fund. The Fund's expense payment fee agreement will terminate on October 31, 2002.

      3. Investment Transactions. For the year ended October 31, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $71,382,526 and $55,136,540, respectively.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:
                                                            For the years
                                                           ended October 31,
                                                      -------------------------
                                                         2000            1999
                                                      ---------         -------
      Capital stock sold ..........................   2,515,024         380,212
      Capital stock issued in connection with
        reinvestment of dividends .................      23,830           9,307

      Capital Stock Repurchased ...................    (514,844)       (439,282)
                                                      ---------        ---------
      Net Increase (Decrease) .....................   2,024,010         (49,763)
                                                      =========        =========

      5. Federal Income Tax Status. At October 31, 2000, the Fund for federal income taxes purposes, has a capital loss carryforward of $522,000, which may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2007.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street Inflation-Indexed Securities Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Inflation-Indexed Securities Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 2000, the related statements of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Inflation-Indexed Securities Fund at October 31, 2000 and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2000.

Inflation-Indexed Securities Fund

      Inflation adjusted securities provide a return over 10%. The market as measured by the Salomon Inflation-Linked Securities Index out performed almost every other fixed income index by a large margin. The two main factors for the good return were actual inflation rising more that what had been expected and a general slowing of the economy during the latter part of the year. In many ways, inflation indexed securities performed exactly as they were expected, in periods when actual inflation exceeds anticipated inflation these securities should do well because they offer investors inflation protection. The securities act like an insurance policy against inflation. The second factor, the general slowing of economic growth, also helps these securities because they offer a real rate of return. In periods of fast economic growth real returns in the economy are high. Since inflation indexed securities offer investors a real return, their price should drop by an amount that equates the real return in the economy with the real return on the securities. In 1997 and 1998 the securities under performed because economic growth exceeded expectations. Another factor is Federal Reserve policy. If the Federal Reserve is tightening credit or raising interest rates, Treasury bill yields will go higher. Since Treasury bills are thought of as a good hedge against inflation, inflation adjusted securities yields also have to go higher to compete with the higher bill yields.

      The fund out performed the index by over 60 basis points. The strong relative return was a result of good duration and yield curve trading. The fund also grew in size during the year as more investors saw the benefit of inflation protected securities. Going forward there continues to be more and more interest in these securities. One item that is worth watching is what happens to supply as we enter a new administration. Government inflation linked securities were the creation of a democratic treasury. Now that we have a republican administration it should be interesting to see what happens. Most people expect a reduction in net new supply and possibly a cancellation of 30-yr issuance.

               Inflation-Indexed Securities Fund Growth of $10,000

            -------------------------------------------------------
                                  Total Return
            -------------------------------------------------------
            One Year              Five Years            Inception
             Ended                  Ended               to 10/31/00
            10/31/00               10/31/00            (Annualized)
                                 (Annualized)
            -------------------------------------------------------
             10.83%                 5.26%                  5.11%
            -------------------------------------------------------

   [The Following table was depicted as a line chart in the printed material]

                    Inflation-Indexed    3-yr Treasury      SB Inflation Linked
   Date                   Fund*              Note            Securities Index
----------          -----------------    -------------      -------------------
 1/31/1993               $10,313           $10,347
10/31/1993               $10,839           $10,857
10/31/1994               $10,596           $10,767
10/31/1995               $11,683           $11,889
10/31/1996               $12,253           $12,575
10/31/1997               $12,670           $13,448               $12,647
10/31/1998               $13,301           $14,670               $13,249
  10/31/99               $13,624           $14,833               $13,499
  10/31/00               $15,099           $15,804               $14,873

*     net of fees and expenses

** The Salomon Brothers Inflation Linked Securities Index started 2/28/97. Therefore, for performance purposes the starting point used is the same amount as the Fund.

            Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
 Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                        Inflation-Indexed Securities Fund

                                  ANNUAL REPORT
                                October 31, 2000